Exhibit 10.5

ACCELERANT SHARE INCENTIVE PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the Accelerant Share Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its shareholders.

1.2 Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or, if Common Shares are not listed on the New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Shares are then traded.

“Common Shares” shall mean the Common Shares, par value US$0.0001 per share, of the Company, and all rights appurtenant thereto.

“Company” shall mean Accelerant Holdings, an exempted company incorporated with limited liability under the laws of the Cayman Islands, or any successor thereto.

“Data” shall have the meaning set forth in Section 5.15.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a Common Share as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Shares are not listed on the New York Stock Exchange, the closing transaction price of a Common Share on the principal national stock exchange on which the Common Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, Common Shares (which may be Restricted Shares) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Share Option” shall mean an option to purchase Common Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Share Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Share Option” shall mean an option to purchase Common Shares which is not an Incentive Share Option.

“Other Share Award” shall mean an award granted pursuant to Section 3.4 of the Plan.

“Performance Award” shall mean a right to receive an amount of cash, Common Shares, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Shares Award, of the Common Shares subject to such award, or, in the case of a Restricted Share Unit Award, Other Share Award or Performance Award, to the holder’s receipt of the Common Shares subject to such award or of payment with respect to such award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan: the attainment by a Common Share of a specified Fair Market Value for a specified period of time; increase in shareholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total shareholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, commercial launch of new products, completion of projects, and closing of acquisitions, divestitures, financings or other transactions, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more Subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall have the meaning set forth in Section 5.8.

“Restricted Shares” shall mean Common Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Shares Award” shall mean an award of Restricted Shares under this Plan.

“Restricted Share Unit” shall mean a right to receive one (1) Common Share or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such Common Share in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Share Unit Award” shall mean an award of Restricted Share Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Shares subject to a Restricted Shares Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Share Unit Award or Other Share Award shall remain in effect.

“SAR” shall mean a Share appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Share Award” shall mean a Restricted Shares Award, Restricted Share Unit Award or Other Share Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Share Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, Common Shares (which may be Restricted Shares) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one (1) Common Share on the date of exercise over the base price of such SAR, multiplied by the number of Common Shares subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase Common Shares in the form of Incentive Share Options or Nonqualified Share Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Share Awards in the form of Restricted Shares, Restricted Share Units or Other Share Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of Common Shares subject to an award, the number of SARs, the number of Restricted Share Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time, provided such persons are eligible to receive awards of Common Shares that are registered on a Form S-8 registration statement. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, 261,643 Shares shall initially be available for all awards under this Plan (including, without limitation, Incentive Share Options). The number of Shares in the aggregate which may be issued under the Plan in connection with Incentive Share Options shall be subject to adjustment as provided in Section 5.7. The number of Shares that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of Shares that become subject to outstanding options, outstanding Free-Standing SARs, outstanding Share Awards and outstanding Performance Awards denominated in Shares.

To the extent that Common Shares subject to an outstanding option, SAR, Share Award or Performance Award granted under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding Common Shares subject to an option cancelled upon settlement in Common Shares of a related Tandem SAR or Common Shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such Common Shares shall again be available under this Plan. In addition, Common Shares subject to an award under this Plan shall again be available for issuance under this Plan if such Common Shares are (x) Common Shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR or (y) Common Shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award. Notwithstanding the foregoing, Common Shares repurchased by the Company on the open market with the proceeds of an option exercise shall not again be available for issuance under this Plan.

The number of Common Shares available for awards under this Plan shall not be reduced by available shares under a shareholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Common Shares to be delivered under this Plan shall be made available from authorized and unissued Common Shares, or authorized and issued Common Shares reacquired and held as treasury shares or otherwise or a combination thereof.

II. SHARE OPTIONS AND SHARE APPRECIATION RIGHTS

2.1 Share Options. The Committee may, in its discretion, grant options to purchase Common Shares to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Share Option, shall be a Nonqualified Share Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Common Shares with respect to which options designated as Incentive Share Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Share Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Common Shares and Purchase Price. The number of Common Shares subject to an option and the purchase price per Common Share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per Common Share purchasable upon exercise of an option shall not be less than 100% of the Fair

Market Value of a Common Share on the date of grant of such option; provided further, that if an Incentive Share Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per Common Share shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Share Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the Common Shares subject to such option may be less than 100% of the Fair Market Value per Common Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Share Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five (5) years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Common Shares.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole Common Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash or check, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Common Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case, to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a Common Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Share Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Share Option shall be granted at the same time that such Incentive Share Option is granted. The base price of a Tandem SAR shall be the purchase price per Common Share of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the Common Shares subject to such SAR may be less than 100% of the Fair Market Value per Common Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Common Shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than 10 years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole Common Shares and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for Restricted Shares, a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.2(c), or such Shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Shares shall have such rights of a shareholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a share-settled SAR, the holder of such SAR shall have no rights as a shareholder of the Company with respect to the Common Shares subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

2.4 Repricing. The Committee shall have the discretion, without the approval of the shareholders of the Company, to (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a Common Share on the date of such cancellation.

2.5 No Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of Common Shares subject to such option or SAR.

III. SHARE AWARDS

3.1 Share Awards. The Committee may, in its discretion, grant Share Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Share Award shall specify whether the Share Award is a Restricted Shares Award, a Restricted Share Unit Award or, in the case of an Other Share Award, the type of award being granted.

3.2 Terms of Restricted Shares Awards. Restricted Shares Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of Common Shares subject to a Restricted Shares Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Shares Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Shares Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Common Shares subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Common Shares subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Share Issuance. During the Restriction Period, the Common Shares of Restricted Shares shall be held by a custodian in book entry form with restrictions on such Common Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Shares Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the Common Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Shares Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Common Shares subject to the Restricted Shares Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any Common Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Common Shares shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Shares Awards. Unless otherwise set forth in the Agreement relating to a Restricted Shares Award, and subject to the terms and conditions of a Restricted Shares Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that a distribution or dividend with respect to Common Shares, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the Common Shares with respect to which such distribution was made.

(e) Section 83(b) Election. If a participant makes an election under Section 83(b) of the Code (or a comparable provision of the laws of another jurisdiction) to be taxed with respect to the Restricted Shares as of the date of transfer of the Restricted Shares rather than as of the date or dates upon which such participant would otherwise be taxable under Section 83(a) of the Code, such participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

3.3 Terms of Restricted Share Unit Awards. Restricted Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of Common Shares subject to a Restricted Share Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Share Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Share Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Common Shares subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Share Unit Awards. The Agreement relating to a Restricted Share Unit Award shall specify (i) whether such award may be settled in Common Shares or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Common Shares subject to such award. Any dividend equivalents with respect to Restricted Share Units shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Share Unit Award, the holder of such award shall have no rights as a shareholder of the Company with respect to the Common Shares subject to such award.

3.4 Other Share Awards. Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares, including without limitation Common Shares granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred share units, Common Share purchase rights and Common Shares issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Share Awards shall be subject to the same vesting conditions as the underlying awards.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Share Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in Common Shares (including Restricted Shares) or cash or a combination thereof. If a Performance Award is settled in Restricted Shares, such Restricted Shares shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Shares shall have such rights as a shareholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same vesting restrictions as such Performance Award. Prior to the settlement of a Performance Award in Common Shares, including Restricted Shares, the holder of such award shall have no rights as a shareholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of termination, resignation, disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Agreement.

GENERAL

4.4 Effective Date and Term of Plan. This Plan was submitted to the shareholders of the Company for approval and was so approved on 19 May 2023 and shall become effective as of the date of such approval. This Plan shall terminate on the 10th anniversary of the date on which the Plan was approved by shareholders, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Share Option may be granted later than 10 years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the shareholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

4.5 Amendments. The Board or, subject to applicable law, the Committee may amend, modify, or terminate this Plan or any Agreement as it shall deem advisable; provided, however, that no amendment to the Plan or any Agreement shall be effective without the approval of the Company’s shareholders if (i) shareholder approval is required by applicable law, rule or regulation, including any rule of the New York Stock Exchange or any other stock exchange on which the Common Shares are then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.3; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Agreement at any time without the consent of a holder of an outstanding award to company with applicable law, including Section 409A of the Code.

4.6 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

4.7 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

4.8 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any Common Shares or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole Common Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash or check payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Common Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or sale, (E) such other methods permitted by applicable law, or (F) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the award. Common Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable Internal Revenue Service withholding rules). Any fraction of a Common Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

4.9 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Shares subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Common Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

4.10 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation or any successor or replacement accounting standard) that causes the per share value of Common Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Share Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

4.11 Change in Control.

(a) Subject to the terms of the applicable Agreements, in the event of a “Change in Control,” the Board, as constituted prior to the Change in Control, may, in its discretion:

(1)

require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Share Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(2)

require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property be substituted for some or all of the Common Shares subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(3)

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the aggregate number of Common Shares then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a Common Share as of the date of the Change in Control, over the purchase price or base price per share of a Common Share subject to such option or SAR; provided, however, that if the purchase price or base price per share of a Common Share subject to such option or SAR exceeds the Fair Market Value of a Common Share as of the date of the Change in Control, such option or SAR may be cancelled for no consideration, (B) in the case of a Share Award or a Performance Award denominated in Common Shares, the number of Common Shares then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested, multiplied by the Fair Market Value of a Common Share as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control (or a parent corporation thereof) or other property, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares or other property pursuant to clause (ii) above.

(b) For purposes of this Plan, a “Change in Control” shall be deemed to have occurred under the following circumstances:

(1)

Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the shares of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company (an “Acquisition”); provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered an Acquisition; provided, further, that any change in the ownership of the shares of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered an Acquisition. Further, if the members of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting shares immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the shares of the Company or of the ultimate parent entity of the Company, such event shall not be considered an Acquisition under this Section 5.8(b)(1). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(2)

Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 5.8(b)(2), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an Acquisition;

(3)

Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s members immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a member of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s shares, an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding shares of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (b)(3). For purposes of this Section 5.8(b)(3), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2) or (3) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

For purposes of this Section 5.8, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the Company.

Further and for the avoidance of doubt, the following transactions will not constitute an Acquisition: (i) a transaction if its sole purpose is to change the jurisdiction of the Company’s incorporation; or (ii) a transaction if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

In addition, a “Person,” as used in this Section 5.8, shall not include (w) the Company or any of its Affiliates; (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (y) an underwriter temporarily holding securities pursuant to an offering of such securities; or (z) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

4.12 Deferrals. The Committee may determine that the delivery of Common Shares or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

4.13 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

4.14 Rights as Shareholder. No person shall have any right as a shareholder of the Company with respect to any Common Shares or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such Common Shares or equity security.

4.15 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

4.16 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or Common Shares delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

4.17 Section 409A. This Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a participant, or any other party, if an award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under this Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected participants and not with the Company. Notwithstanding any contrary provision in this Plan or an Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under this Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Agreement) upon expiration of such delay period.

4.18 Data Privacy. As a condition for receiving any award under the Plan, each participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 5.15 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a participant, including the participant’s name, address and telephone number; birthdate; social security, insurance or other identification number; salary; nationality; job title(s); any Common Shares held in the Company or its Subsidiaries and affiliates; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the participant’s country, or elsewhere, and the participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the participant may elect to deposit any Common Shares. The Data related to a participant will be held only as long as necessary to implement, administer, and manage the participant’s participation in the Plan. A participant may, at any time, view the Data that the Company holds regarding such participant, request additional information about the storage and processing of the Data regarding such participant, recommend any necessary corrections to the Data regarding the participant or refuse or withdraw the consents in this Section 5.15 in writing, without cost, by contacting the local human resources representative. The Company may cancel participant’s ability to participate in the Plan and, in the Committee’s sole discretion, the participant may forfeit any outstanding awards if the participant refuses or withdraws the consents in this Section 5.15.1

4.16 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.17 Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

4.18 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code, the choice of law specified in the related Agreement or the laws of the United States, shall be governed by the laws of the Cayman Islands and construed in accordance therewith without giving effect to principles of conflicts of laws.

[1]	Subject to revision based on location of participating employees.

4.19 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, and subplans, and may attach such country-specific appendices, as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.2

[2]	Appendices will be prepared as needed based on location of participating employees.

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR BELGIAN PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

If you wish to be taxed “at grant”, pursuant to Belgian tax law (taxation on a lump-sum basis 60 days after the date of this e-mail) please return your signed copy of the Option Agreement as soon as possible, but in any case not later than 60 days from the date of this offer (i.e. at the very latest on [•]). If you do wish to be taxed at grant but at a further reduced level of taxation you will also need to commit not to exercise your options within 3 years, in which case please also sign and return the enclosed Letter of Commitment.

If you wish to be taxed “on exercise” (taxation at the date of exercise on the difference between the market value of the acquired shares at the time of exercise and the exercise price of the option), please return your signed copy of the Option Agreement after the aforementioned 60 days period (i.e. after [•] but in any case before [•]).

I. NOTICE OF SHARE OPTION GRANT FOR NON-US PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Key Employee” means any person employed or engaged by the Company or any Subsidiary or Business Interests for which the Holder was required to perform duties at any time during the Relevant Period in a senior sales, marketing, operations, underwriting, IT or executive management role or whose gross annual remuneration or fees (or, if part-time, the full-time equivalent) at the Termination Date was £50,000 or more (or the equivalent in any other currency as converted at the Termination Date) and with whom the Holder had material dealings.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Prospective Customer or Prospective Client” means any person, firm, company or other undertaking with whom or which, at any time during the Relevant Period, the Company or any Subsidiary or Business Interests was in discussion with a view to providing goods or services, and in which discussions the Holder was involved (other than on a minimal basis) or of which discussions the Holder had knowledge or about which discussions the Holder had access to Confidential Information.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Restricted Goods or Services” means goods or services of the same type as, or similar to, goods and/or services supplied by the Company or any Subsidiary or Business Interests (i) at the Termination Date, or (ii) at any time during the Relevant Period.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Supplier” means any person, firm, company or other undertaking who or which provides goods or services (other than utilities or administration-related supplies) to the Company or any Subsidiary or Business Interests and with whom the Holder dealt to a material extent at any time during the Relevant Period.

“Tax Date” means a date on which a withholding obligation arises in connection with a Required Tax Payment.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Territory” means any country in which at the Termination Date the Company or any Subsidiary or Business Interests carried on business and continues to carry on business..

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option,

Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Generally. The Holder undertakes to the Group that he or she will not, without the prior written consent of the Company or a Subsidiary, on his or her own behalf or on behalf of, or in conjunction with, any company, firm or other person:

(i) for a period of twenty four (24) months from the Termination Date, be engaged, interested or concerned whether as principal, agent, representative, partner, director, employee, joint venture, investor, consultant or any other capacity in any Competing Business, except that the Holder may hold up to 5% of any class or securities of any company listed or dealt in on a recognized investment exchange; or

(ii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business: (A) be involved with the provision of goods or services to, or otherwise have any business dealings with any Client in relation to Restricted Goods or Services; or (B) be involved with the provision of goods or services to, or otherwise have any business dealings with any Prospective Client in relation to Restricted Goods or Services; or

(iii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Client to provide custom or business in relation to Restricted Goods or Services; or

(iv) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Prospective Client to provide custom or business in relation to Restricted Goods or Services; or

(v) for a period of twenty four (24) months from the Termination Date be directly involved in the employment of any Key Employee with a view to such Key Employee working for or providing services to a Competing Business; or

(vi) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Key Employee away from any Group Company, with a view to such Key Employee working for or providing services to a Competing Business; or

(vii) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Supplier away from any Group Company, with a view to such Supplier providing goods or services to a Competing Business;

(viii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, have any business dealings with any Supplier;or

(ix) at any time after the Termination Date, represent himself as connected with the Company or any Subsidiary in any capacity, other than as a former employee, director or (if that is the case) shareholder, or use any registered business names or trading names associated with the Company or any Subsidiary.

(b) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(c) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the

Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(d) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(e) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(f) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(g) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(h) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased , the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to, or a wire transfer or transfers of immediately available funds to, the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Belgium. This provision shall apply in lieu of Section 4(a)(i)—(iii), if the Holder is employed under an employment contract according to Belgian law. As the Employing Entity has an international scope of activities and the Holder undertakes activities which might enable them, directly or indirectly, to obtain knowledge of practices which are particular to the Employing Entity and whose use outside the Employing Entity could be detrimental to the Employing Entity, the following is explicitly agreed. If the Holder’s employment contract is terminated for any reason, except by the Holder for serious cause attributable to the Employing Entity, and under the provisions of the CBA concerning the special non-compete clause, the Holder undertakes not to compete with the Employing Entity by carrying out the same or similar activities, either directly or indirectly, or by entering into the service of a company that competes with the Employing Entity (the “Undertaking”). This Undertaking: (a) relates to activities which are the same as, or similar to, those which were performed by the Holder in the service of the Employing Entity; (b) covers the territory of the following countries: US, Canada, UK, Belgium, Greece, Ireland, Italy, Malta and Spain; and (c) is limited to twenty-four (24) months from the Termination Date. If a new CBA would determine the duration of the Undertaking to be otherwise than as set out above, the Parties agree that such duration will apply. Within 15 days from the Termination Date, or in the event that notice is given by the Employing Entity, at the time said notice is given, the Employing Entity may waive the application of the Undertaking. In the event of dismissal with notice, the Employing Entity is obliged to inform the Holder, at the time notice is given, whether it intends the Undertaking to apply. If the Employing Entity does not waive the Undertaking, the Employing Entity must pay the Holder the Indemnity. If the Holder breaches this Undertaking, the Holder must: (i) reimburse the pay to the Employing Entity with the Indemnity; and (ii) in addition, pay the Employing Entity a sum equal to the Indemnity, unless the Employing Entity proves higher damages, in which case an amount equal to these higher damages must be paid.

For the purpose of this Section 14:

“CBA” means collective bargaining agreement.

“Employing Entity” means the Subsidiary which employs the Holder.

“Indemnity” means a lump sum equal to 50% of the value of the gross remuneration at the Termination Date, for the effective duration of the clause.

15. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

16. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

17. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

Exercise of Option. Effective as of today,                             , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

1. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

2. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

4. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

7. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

8. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

9. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR CANADIAN PARTICIPANTS (ONTARIO)

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR NON-US PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [●] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Key Employee” means any person employed or engaged by the Company or any Subsidiary or Business Interests for which the Holder was required to perform duties at any time during the Relevant Period in a senior sales, marketing, operations, underwriting, IT or executive management role or whose gross annual remuneration or fees (or, if part-time, the full-time equivalent) at the Termination Date was £50,000 or more (or the equivalent in any other currency as converted at the Termination Date) and with whom the Holder had material dealings.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Prospective Customer or Prospective Client” means any person, firm, company or other undertaking with whom or which, at any time during the Relevant Period, the Company or any Subsidiary or Business Interests was in discussion with a view to providing goods or services, and in which discussions the Holder was involved (other than on a minimal basis) or of which discussions the Holder had knowledge or about which discussions the Holder had access to Confidential Information.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Restricted Goods or Services” means goods or services of the same type as, or similar to, goods and/or services supplied by the Company or any Subsidiary or Business Interests (i) at the Termination Date, or (ii) at any time during the Relevant Period.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Supplier” means any person, firm, company or other undertaking who or which provides goods or services (other than utilities or administration-related supplies) to the Company or any Subsidiary or Business Interests and with whom the Holder dealt to a material extent at any time during the Relevant Period.

“Tax Date” means a date on which a withholding obligation arises in connection with a Required Tax Payment.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Territory” means US, Canada, UK, Belgium, Greece, Ireland, Italy, Malta and Spain.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Generally. The Holder undertakes to the Group that he or she will not, without the prior written consent of the Company or a Subsidiary, on his or her own behalf or on behalf of, or in conjunction with, any company, firm or other person:

(i) for a period of eighteen (18) months from the Termination Date, on behalf of a Competing Business: (A) be involved with the provision of goods or services to, or otherwise have any business dealings with any Client in relation to Restricted Goods or Services; or (B) be involved with the provision of goods or services to, or otherwise have any business dealings with any Prospective Client in relation to Restricted Goods or Services; or

(ii) for a period of eighteen (18) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Client to provide custom or business in relation to Restricted Goods or Services; or

(iii) for a period of eighteen (18) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Prospective Client to provide custom or business in relation to Restricted Goods or Services; or

(iv) for a period of eighteen (18) months from the Termination Date be directly involved in the employment of any Key Employee with a view to such Key Employee working for or providing services to a Competing Business; or

(v) for a period of eighteen (18) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Key Employee away from any Group Company, with a view to such Key Employee working for or providing services to a Competing Business; or

(vi) for a period of eighteen (18) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Supplier away from any Group Company, with a view to such Supplier providing goods or services to a Competing Business; or

(vii) at any time after the Termination Date, represent himself as connected with the Company or any Subsidiary in any capacity, other than as a former employee, director or (if that is the case) shareholder, or use any registered business names or trading names associated with the Company or any Subsidiary.

(b) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(c) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(d) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(e) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(f) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(g) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(h) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased , the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to, or a wire transfer or transfers of immediately available funds to, the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Specific provisions if Holder is a resident of Canada.

(a) Vesting. This provision applies in the event that the Holder is a resident of Canada. In the event the Holder ceases to be a Service Provider (whether or not in breach of local labor or employment laws) for any reason, Holder’s right to retain the Option, and any ongoing right for the Option to vest will end at the earlier of: (i) the date Holder receives notice of termination of employment, with or without Cause, from the Company or one of its Subsidiaries; and (ii) the date Holder is no longer an active employee of the Company or one of its Subsidiaries, regardless of any notice period or period in lieu of such notice required, given or ought to have been given, under local law (including, but not limited to statutory law, regulatory law, civil and/or common law) unless otherwise determined by the Company at its entire discretion. Further, Holder’s right to retain the Option, and any ongoing right for the Option to vest will end if he or she ceases to be a Service Provider, even if the termination is qualified as unlawful, including, but not limited to, as a result of: (i) a constructive dismissal; (ii) a violation of provincial or federal discrimination laws; (iii) a prohibited practice; (iv) in violation of any oral or written employment agreement; or (v) a violation of any provincial or federal statute. As a result, the Option to the extent not yet vested on the date Holder ceases to be an active employee shall be forfeited by Holder without payment of any consideration to Holder therefor. Any proportion of the Option so forfeited shall be canceled and any Shares considered issuable pursuant to such proportion of the Option, if applicable, shall be returned to the status of authorized but unissued Shares, to be held for future distributions under the Plan. The Company shall have the exclusive discretion to determine when Holder is no longer an active employee for purposes of the Option.

15. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

16. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF

CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

17. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today,                            , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated                             ,              (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR CAYMAN PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR NON-US PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase 661 Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable (i) as to twenty-five percent (25%) of the Shares subject to the Option on the one-year anniversary of the first day of the first month following the Holder’s commencement of service as a Service Provider (the “Vesting Commencement Date”), and (ii) as to six and one-quarter percent (6-1/4%) of the Shares subject to the Option on each of the twelve subsequent three-month anniversaries of the Vesting Commencement Date, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate” when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“ Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non- public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“ Fair Market Value ” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Key Employee” means any person employed or engaged by the Company or any Subsidiary or Business Interests for which the Holder was required to perform duties at any time during the Relevant Period in a senior sales, marketing, operations, underwriting, IT or executive management role or whose gross annual remuneration or fees (or, if part-time, the full-time equivalent) at the Termination Date was £50,000 or more (or the equivalent in any other currency as converted at the Termination Date) and with whom the Holder had material dealings.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“ Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Prospective Customer or Prospective Client” means any person, firm, company or other undertaking with whom or which, at any time during the Relevant Period, the Company or any Subsidiary or Business Interests was in discussion with a view to providing goods or services, and in which discussions the Holder was involved (other than on a minimal basis) or of which discussions the Holder had knowledge or about which discussions the Holder had access to Confidential Information.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Restricted Goods or Services” means goods or services of the same type as, or similar to, goods and/or services supplied by the Company or any Subsidiary or Business Interests (i) at the Termination Date, or (ii) at any time during the Relevant Period.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Supplier” means any person, firm, company or other undertaking who or which provides goods or services (other than utilities or administration-related supplies) to the Company or any Subsidiary or Business Interests and with whom the Holder dealt to a material extent at any time during the Relevant Period.

“Tax Date” means a date on which a withholding obligation arises in connection with a Required Tax Payment.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Territory” means any country in which at the Termination Date the Company or any Subsidiary or Business Interests carried on business and continues to carry on business..

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Generally. The Holder undertakes to the Group that he or she will not, without the prior written consent of the Company or a Subsidiary, on his or her own behalf or on behalf of, or in conjunction with, any company, firm or other person:

(i) for a period of twenty four (24) months from the Termination Date, be engaged, interested or concerned whether as principal, agent, representative, partner, director, employee, joint venture, investor, consultant or any other capacity in any Competing Business, except that the Holder may hold up to 5% of any class or securities of any company listed or dealt in on a recognized investment exchange; or

(ii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business: (A) be involved with the provision of goods or services to, or otherwise have any business dealings with any Client in relation to Restricted Goods or Services; or (B) be involved with the provision of goods or services to, or otherwise have any business dealings with any Prospective Client in relation to Restricted Goods or Services; or

(iii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Client to provide custom or business in relation to Restricted Goods or Services; or

(iv) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Prospective Client to provide custom or business in relation to Restricted Goods or Services; or

(v) for a period of twenty four (24) months from the Termination Date be directly involved in the employment of any Key Employee with a view to such Key Employee working for or providing services to a Competing Business; or

(vi) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Key Employee away from any Group Company, with a view to such Key Employee working for or providing services to a Competing Business; or

(vii) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Supplier away from any Group Company, with a view to such Supplier providing goods or services to a Competing Business;

(viii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, have any business dealings with any Supplier; or

(ix) at any time after the Termination Date, represent himself as connected with the Company or any Subsidiary in any capacity, other than as a former employee, director or (if that is the case) shareholder, or use any registered business names or trading names associated with the Company or any Subsidiary.

(b) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(c) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the

Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(d) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(e) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(f) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(g) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(h) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased , the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to, or a wire transfer or transfers of immediately available funds to, the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute;

(iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this

Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

15. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

16. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today,                     , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “ Option”) to purchase [     ] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR GERMAN PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR NON-US PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [__] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:

Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Key Employee” means any person employed or engaged by the Company or any Subsidiary or Business Interests for which the Holder was required to perform duties at any time during the Relevant Period in a senior sales, marketing, operations, underwriting, IT or executive management role or whose gross annual remuneration or fees (or, if part-time, the full-time equivalent) at the Termination Date was £50,000 or more (or the equivalent in any other currency as converted at the Termination Date) and with whom the Holder had material dealings.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Prospective Customer or Prospective Client” means any person, firm, company or other undertaking with whom or which, at any time during the Relevant Period, the Company or any Subsidiary or Business Interests was in discussion with a view to providing goods or services, and in which discussions the Holder was involved (other than on a minimal basis) or of which discussions the Holder had knowledge or about which discussions the Holder had access to Confidential Information.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Restricted Goods or Services” means goods or services of the same type as, or similar to, goods and/or services supplied by the Company or any Subsidiary or Business Interests (i) at the Termination Date, or (ii) at any time during the Relevant Period.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Supplier” means any person, firm, company or other undertaking who or which provides goods or services (other than utilities or administration-related supplies) to the Company or any Subsidiary or Business Interests and with whom the Holder dealt to a material extent at any time during the Relevant Period.

“Tax Date” means a date on which a withholding obligation arises in connection with a Required Tax Payment.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Territory” means any country in which at the Termination Date the Company or any Subsidiary or Business Interests carried on business and continues to carry on business..

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Generally. The Holder undertakes to the Group that he or she will not, without the prior written consent of the Company or a Subsidiary, on his or her own behalf or on behalf of, or in conjunction with, any company, firm or other person:

(i) for a period of twenty four (24) months from the Termination Date, be engaged, interested or concerned whether as principal, agent, representative, partner, director, employee, joint venture, investor, consultant or any other capacity in any Competing Business, except that the Holder may hold up to 5% of any class or securities of any company listed or dealt in on a recognized investment exchange; or

(ii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business: (A) be involved with the provision of goods or services to, or otherwise have any business dealings with any Client in relation to Restricted Goods or Services; or (B) be involved with the provision of goods or services to, or otherwise have any business dealings with any Prospective Client in relation to Restricted Goods or Services; or

(iii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Client to provide custom or business in relation to Restricted Goods or Services; or

(iv) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Prospective Client to provide custom or business in relation to Restricted Goods or Services; or

(v) for a period of twenty four (24) months from the Termination Date be directly involved in the employment of any Key Employee with a view to such Key Employee working for or providing services to a Competing Business; or

(vi) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Key Employee away from any Group Company, with a view to such Key Employee working for or providing services to a Competing Business; or

(vii) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Supplier away from any Group Company, with a view to such Supplier providing goods or services to a Competing Business;

(viii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, have any business dealings with any Supplier; or

(ix) at any time after the Termination Date, represent himself as connected with the Company or any Subsidiary in any capacity, other than as a former employee, director or (if that is the case) shareholder, or use any registered business names or trading names associated with the Company or any Subsidiary.

(b) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(c) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(d) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(e) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(f) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(g) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(h) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased , the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to, or a wire transfer or transfers of immediately available funds to, the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Germany. If a Holder employed in Germany under an employment contract governed by German law is deemed to be a “commercial employee” (Handlungsgehilfen) under Section 74 seqq. German Commercial Code (Handelsgesetzbuch, HGB), the Company or the relevant Subsidiary undertakes to pay non-compete compensation (Karenzentschädigung) to the relevant Holder for the covenants under Section 4(a). The non-compete compensation payment commences on the day following the Termination Date and ceases at the end of the period specified in Section 4(a) and (f). The amount of the non-compete compensation is half of the most recent contractual monthly remuneration received by the “commercial employee” before the Termination Date (Section 74(2) Commercial Code). Section 74 seqq. German Commercial Code shall apply. Upon request by the Company, the relevant Holder shall disclose information regarding the amount of any other income earned during the non-compete compensation period. The restrictive covenants under Section 4 and the requirement to pay non-compete compensation shall cease on the earlier of the Holder: (i) reaching the retirement age, as defined by the German statutory pension scheme; and (ii) actually retiring.

15. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

16. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

17. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today,                     , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR HUNGARIAN PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR NON-US PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase 1189 Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to six and one-quarter percent (6-1/4%) of the Shares subject to the Option on the first day of each of the 16 calendar quarters beginning after January 1, 2023, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(b) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(c) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(d) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(e) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(f) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

15. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

16. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address:	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today,                     , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Share Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT

Name:

Address:

The Holder named above has been granted an Option to purchase 1,850 Common Shares (“Shares”) of Accelerant Holding (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule: The Option shall become vested and exercisable (i) as to twenty-five percent (25%) of the Shares subject to the Option on the one-year anniversary of the first day of the first month following the Holder’s commencement of service as a Service Provider (the “Vesting Commencement Date”), and (ii) as to six and one-quarter percent (6-1/4%) of the Shares subject to the Option on each of the twelve subsequent three-month anniversaries of the Vesting Commencement Date, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to [Holder’s termination by the Company without Cause,] Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 6.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 6.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 6.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including nondiscrimination and sexual harassment policies) as approved by the Company from time to time.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 6.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“IRS” means the U.S. Internal Revenue Service.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Share Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason other than retirement after the attainment of at least age 65 and the completion of at least [__] years of service with the Company or any Affiliate or termination by the Company or any Affiliate without Cause (or has given or received notice that such employment or engagement is or will be terminated for any reason other than retirement or termination by the Company or any Affiliate without Cause), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Share Option Grant as an Incentive Share Option (“ISO”), this Option is intended to qualify as an “incentive Share option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a non-qualified Share Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Committee, the Company or any Subsidiary or any of their respective employees or directors have any liability to Holder (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(b) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(c) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(d) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(e) Reasonableness. The Holder acknowledges that the terms of this Section 5 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 5 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 5 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(f) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 5, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, to the extent permitted by applicable law, shall be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

5. Call Option. In a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by the Company and/or its designees (collectively, the “Calling Party”, and on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 6(f)) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 6.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to or a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 6(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 6(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall release and pay to the Holder any unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any Manner (other than by transmission under the laws of descent or distribution) and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder. For the avoidance of doubt, this Option cannot be sub-divided into separate options or other rights over shares.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations.

(a) Tax Withholding. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Holder herein is an ISO, and if Holder sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Holder shall immediately notify the Company in writing of such disposition. Holder acknowledges that in such event, Holder may be subject to income tax withholding by the Company on the compensation income recognized by Holder.

(c) Section 409A and Section 457A of the Code. Under Section 409A of the Code, an option granted with an exercise price that is determined by the IRS to be less than the Fair Market Value on the date of grant (a “discount option”) or that covers other than “service recipient stock” (as defined under Section 409A of the Code) may be considered “deferred compensation.” An Option that is a discount option or that covers other than service recipient stock may result in (i) income recognition by Holder prior to the exercise of the Option, (ii) an additional twenty percent (20%) Federal income tax, and (iii) potential penalty and interest charges. The Option may also result in additional state income, penalty and interest charges to Holder. Holder acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant or that the Shares covered by this Option will be classified as service recipient stock in a later examination. Holder agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant or covers other than service recipient stock, Holder shall be solely responsible for Holder’s costs related to such a determination. Further, Holder agrees that if the IRS determines that the Option is deferred compensation subject to, and within the meaning of, Section 457A of the Code, Holder shall be solely responsible for Holder’s costs related to such a determination.

12. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from [link]; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

14. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address:	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today,, the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchaseClass [    ] Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated                             ,          (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR SPANISH PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR NON-US PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(b) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(c) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(d) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(e) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(f) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(g) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased , the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to, or a wire transfer or transfers of immediately available funds to, the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Spain. The Option is “adequate compensation” required by applicable law, in consideration for the non-compete restrictive covenant in Section 4(a)(i) above.

15. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

16. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

17. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today,                     , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR UK PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the UK Sub-Plan to the Accelerant Holdings Share Incentive Plan (the “ASIP”), each as amended from time to time (together the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR UK PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan (including, for the avoidance of doubt, the UK Sub-Plan) and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Tax advantage Option grant pursuant to Schedule 4.

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(b) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(c) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(d) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(e) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(f) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(g) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to or a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

15. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

16. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the ASIP, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today,                                         , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR UK PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the UK Sub-Plan to the Accelerant Holdings Share Incentive Plan (the “ASIP”), each as amended from time to time (together the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR UK PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan (including, for the avoidance of doubt, the UK Sub-Plan) and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Tax advantage Option grant pursuant to Schedule 4.

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Key Employee” means any person employed or engaged by the Company or any Subsidiary or Business Interests for which the Holder was required to perform duties at any time during the Relevant Period in a senior sales, marketing, operations, underwriting, IT or executive management role or whose gross annual remuneration or fees (or, if part-time, the full-time equivalent) at the Termination Date was £50,000 or more (or the equivalent in any other currency as converted at the Termination Date) and with whom the Holder had material dealings.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Prospective Customer or Prospective Client” means any person, firm, company or other undertaking with whom or which, at any time during the Relevant Period, the Company or any Subsidiary or Business Interests was in discussion with a view to providing goods or services, and in which discussions the Holder was involved (other than on a minimal basis) or of which discussions the Holder had knowledge or about which discussions the Holder had access to Confidential Information.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Restricted Goods or Services” means goods or services of the same type as, or similar to, goods and/or services supplied by the Company or any Subsidiary or Business Interests (i) at the Termination Date, or (ii) at any time during the Relevant Period.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Supplier” means any person, firm, company or other undertaking who or which provides goods or services (other than utilities or administration-related supplies) to the Company or any Subsidiary or Business Interests and with whom the Holder dealt to a material extent at any time during the Relevant Period.

“Tax Date” means a date on which a withholding obligation arises in connection with a Required Tax Payment.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Territory” means any country in which at the Termination Date the Company or any Subsidiary or Business Interests carried on business and continues to carry on business.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Generally. The Holder undertakes to the Group that he or she will not, without the prior written consent of the Company or a Subsidiary, on his or her own behalf or on behalf of, or in conjunction with, any company, firm or other person:

(i) for a period of twenty four (24) months from the Termination Date, be engaged, interested or concerned whether as principal, agent, representative, partner, director, employee, joint venture, investor, consultant or any other capacity in any Competing Business, except that the Holder may hold up to 5% of any class or securities of any company listed or dealt in on a recognized investment exchange; or

(ii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business: (A) be involved with the provision of goods or services to, or otherwise have any business dealings with any Client in relation to Restricted Goods or Services; or (B) be involved with the provision of goods or services to, or otherwise have any business dealings with any Prospective Client in relation to Restricted Goods or Services; or

(iii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Client to provide custom or business in relation to Restricted Goods or Services; or

(iv) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Prospective Client to provide custom or business in relation to Restricted Goods or Services; or

(v) for a period of twenty four (24) months from the Termination Date be directly involved in the employment of any Key Employee with a view to such Key Employee working for or providing services to a Competing Business; or

(vi) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Key Employee away from any Group Company, with a view to such Key Employee working for or providing services to a Competing Business; or

(vii) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Supplier away from any Group Company, with a view to such Supplier providing goods or services to a Competing Business;

(viii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, have any business dealings with any Supplier; or

(ix) at any time after the Termination Date, represent himself as connected with the Company or any Subsidiary in any capacity, other than as a former employee, director or (if that is the case) shareholder, or use any registered business names or trading names associated with the Company or any Subsidiary.

(b) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(c) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(d) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(e) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(f) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(g) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(h) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to or a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

15. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

16. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the ASIP, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today, , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR UK PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR UK PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(b) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(c) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(d) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(e) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(f) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(g) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to or a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

15. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

16. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the ASIP, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today, , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT FOR UK PARTICIPANTS

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT FOR UK PARTICIPANTS

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holdings, a Cayman Islands company limited by shares (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Non-qualified Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

The Option shall become vested and exercisable as to twenty five percent (25%) of the Shares subject to the Option on each of the first four one (1) year anniversaries of the Date of Grant, provided that Holder continues to be a Service Provider through each such date.

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“Key Employee” means any person employed or engaged by the Company or any Subsidiary or Business Interests for which the Holder was required to perform duties at any time during the Relevant Period in a senior sales, marketing, operations, underwriting, IT or executive management role or whose gross annual remuneration or fees (or, if part-time, the full-time equivalent) at the Termination Date was £50,000 or more (or the equivalent in any other currency as converted at the Termination Date) and with whom the Holder had material dealings.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Prospective Customer or Prospective Client” means any person, firm, company or other undertaking with whom or which, at any time during the Relevant Period, the Company or any Subsidiary or Business Interests was in discussion with a view to providing goods or services, and in which discussions the Holder was involved (other than on a minimal basis) or of which discussions the Holder had knowledge or about which discussions the Holder had access to Confidential Information.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Restricted Goods or Services” means goods or services of the same type as, or similar to, goods and/or services supplied by the Company or any Subsidiary or Business Interests (i) at the Termination Date, or (ii) at any time during the Relevant Period.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Supplier” means any person, firm, company or other undertaking who or which provides goods or services (other than utilities or administration-related supplies) to the Company or any Subsidiary or Business Interests and with whom the Holder dealt to a material extent at any time during the Relevant Period.

“Tax Date” means a date on which a withholding obligation arises in connection with a Required Tax Payment.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason (or has given or received notice that such employment or engagement is or will be terminated), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Territory” means any country in which at the Termination Date the Company or any Subsidiary or Business Interests carried on business and continues to carry on business.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Generally. The Holder undertakes to the Group that he or she will not, without the prior written consent of the Company or a Subsidiary, on his or her own behalf or on behalf of, or in conjunction with, any company, firm or other person:

(i) for a period of twenty four (24) months from the Termination Date, be engaged, interested or concerned whether as principal, agent, representative, partner, director, employee, joint venture, investor, consultant or any other capacity in any Competing Business, except that the Holder may hold up to 5% of any class or securities of any company listed or dealt in on a recognized investment exchange; or

(ii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business: (A) be involved with the provision of goods or services to, or otherwise have any business dealings with any Client in relation to Restricted Goods or Services; or (B) be involved with the provision of goods or services to, or otherwise have any business dealings with any Prospective Client in relation to Restricted Goods or Services; or

(iii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Client to provide custom or business in relation to Restricted Goods or Services; or

(iv) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business entice or solicit, or endeavor to entice or solicit, any Prospective Client to provide custom or business in relation to Restricted Goods or Services; or

(v) for a period of twenty four (24) months from the Termination Date be directly involved in the employment of any Key Employee with a view to such Key Employee working for or providing services to a Competing Business; or

(vi) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Key Employee away from any Group Company, with a view to such Key Employee working for or providing services to a Competing Business; or

(vii) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Supplier away from any Group Company, with a view to such Supplier providing goods or services to a Competing Business;

(viii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, have any business dealings with any Supplier; or

(ix) at any time after the Termination Date, represent himself as connected with the Company or any Subsidiary in any capacity, other than as a former employee, director or (if that is the case) shareholder, or use any registered business names or trading names associated with the Company or any Subsidiary.

(b) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(c) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the partnership or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(d) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(e) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other confidential information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the confidential information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(f) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(g) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(h) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a) (viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. If a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to or a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

12. Currency and conversion. Payment of amounts due under this Option Agreement shall be effected in US$, unless the Company determines otherwise in its absolute discretion. Any sums which are appointed, declared, or applied under this Option Agreement and denominated in US$ shall be converted to such other currency as may apply to Holder using the closing rate of exchange as reasonably determined by the Board for the immediately preceding business day in the US.

13. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

14. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

15. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

16. No Right of Participation, Employment or Service. In addition to the provisions set out in Section 5.10 of the ASIP, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) termination of office or employment with; or

(ii) notice to terminate office or employment given by or to,

any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from:

(i) any company ceasing to be a Group Company; or

(ii) the transfer of any business from a Group Company to any person that is not a Group Company.

This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(e) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today, , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Share Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holding (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Incentive Stock Option
Nonqualified Share Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[The Option shall become vested and exercisable (i) as to twenty-five percent (25%) of the Shares subject to the Option on the one-year anniversary of the first day of the first month following the Holder’s commencement of service as a Service Provider (the “Vesting Commencement Date”), and (ii) as to six and one-quarter percent (6-1/4%) of the Shares subject to the Option on each of the twelve subsequent three-month anniversaries of the Vesting Commencement Date, provided that Holder continues to be a Service Provider through each such date.]1

[1]	Include if column M – “Offer” - is checked.

[The Option shall become vested and exercisable as to six and one-quarter percent (6-1/4%) of the Shares subject to the Option on the first day of each of the 16 calendar quarters beginning after January 1, 2023, provided that Holder continues to be a Service Provider through each such date.]2

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

[2]	Include if column N – “Performance” is checked.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“IRS” means the U.S. Internal Revenue Service.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or dispositiotan of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason other than retirement after the attainment of at least age 65 and the completion of at least five years of service with the Company or any Affiliate or termination by the Company or any Affiliate without Cause (or has given or received notice that such employment or engagement is or will be terminated for any reason other than retirement or termination by the Company or any Affiliate without Cause), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Share Option Grant as an Incentive Share Option (“ISO”), this Option is intended to qualify as an “incentive Share option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a non-qualified Share Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Committee, the Company or any Subsidiary or any of their respective employees or directors have any liability to Holder (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(b) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the Company or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(c) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(d) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other Confidential Information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the Confidential Information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(e) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(f) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(g) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a)(viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. In a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party, and on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f)) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to or a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations.

(a) Tax Withholding. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Holder herein is an ISO, and if Holder sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Holder shall immediately notify the Company in writing of such disposition. Holder acknowledges that in such event, Holder may be subject to income tax withholding by the Company on the compensation income recognized by Holder.

(c) Section 409A and Section 457A of the Code. Under Section 409A of the Code, an option granted with an exercise price that is determined by the IRS to be less than the Fair Market Value on the date of grant (a “discount option”) or that covers other than “service recipient stock” (as defined under Section 409A of the Code) may be considered “deferred compensation.” An Option that is a discount option or that covers other than service recipient stock may result in (i) income recognition by Holder prior to the exercise of the Option, (ii) an additional twenty percent (20%) Federal income tax, and (iii) potential penalty and interest charges. The Option may also result in additional state income, penalty and interest charges to Holder. Holder acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant or that the Shares covered by this Option will be classified as service recipient stock in a later examination. Holder agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant or covers other than service recipient stock, Holder shall be solely responsible for Holder’s costs related to such a determination. Further, Holder agrees that if the IRS determines that the Option is deferred compensation subject to, and within the meaning of, Section 457A of the Code, Holder shall be solely responsible for Holder’s costs related to such a determination.

12. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

14. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from termination of office or employment with, or notice to terminate office or employment given by or to, any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Group Company, or the transfer of any business from a Group Company to any person that is not a Group Company.

(e) This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(f) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

(g) Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

(h) By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

(i) Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today, , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received:

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

SHARE OPTION AGREEMENT

Any capitalized terms used but not defined in this Share Option Agreement (the “Option Agreement”) shall have the meanings ascribed to such terms in the Accelerant Holdings Share Incentive Plan (as amended from time to time, the “Plan”). In case of discrepancy between the Share Option Agreement and the Plan, the later shall prevail.

I. NOTICE OF SHARE OPTION GRANT

Name:

Address:

The Holder named above has been granted an Option to purchase [•] Common Shares (“Shares”) of Accelerant Holding (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:	Incentive Stock Option
Nonqualified Share Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[The Option shall become vested and exercisable (i) as to twenty-five percent (25%) of the Shares subject to the Option on the one-year anniversary of the first day of the first month following the Holder’s commencement of service as a Service Provider (the “Vesting Commencement Date”), and (ii) as to six and one-quarter percent (6-1/4%) of the Shares subject to the Option on each of the twelve subsequent three-month anniversaries of the Vesting Commencement Date, provided that Holder continues to be a Service Provider through each such date.]1

[The Option shall become vested and exercisable as to six and one-quarter percent (6-1/4%) of the Shares subject to the Option on the first day of each of the 16 calendar quarters beginning after January 1, 2023, provided that Holder continues to be a Service Provider through each such date.]2

Notwithstanding the foregoing, upon the occurrence of a Change in Control while Holder continues to be a Service Provider, the Option shall become vested and exercisable as to one hundred percent (100%) of the Shares subject to the Option.

Termination and Exercise Period:

Any unexercised portion of the Option shall immediately terminate upon Holder becoming a Bad Leaver.

Any unvested portion of the Option shall immediately terminate upon Holder becoming a Good Leaver. Any vested portion of such Option shall be exercisable for thirty (30) days after Holder ceases to be a Service Provider; however, if such cessation of service is due to Holder’s termination by the Company without Cause, Holder’s death, or Holder’s Disability, the vested portion of such Option shall be determined as if Holder had remained a Service Provider for 12 additional months, and any such vested portion of the Option shall be exercisable for six (6) months after Holder ceases to be a Service Provider and shall terminate thereafter. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

For purposes of this Option Agreement:

“Affiliate”, when used with reference to any Person, means any other Person (i) Controlled by such first Person, (ii) capable of Controlling such first Person, or (iii) with which such first Person is under the common Control of another; provided that any Person serving as the investment advisor to or manager of a limited partnership shall be deemed an Affiliate of such limited partnership.

“Bad Leaver” means Holder is terminated as a Service Provider for Cause, or Holder ceases being a Service Provider at a time when Cause exists, as determined by the Committee in good faith.

“Bad Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the lesser of (i) the Fair Market Value of such Called Securities, and (ii) the Original Value of such Called Securities, in each case net of any applicable withholding tax.

[1]	Include if column M – “Offer” - is checked.
[2]	Include if column N – “Performance” is checked.

“Business Interests” means any business ventures in which the Company or any Subsidiary is entitled to a share of the revenue or profits, any minority equity interests, or any other business including, but not limited to, managing general agencies (MGAs), brokers or other insurance intermediaries in each case which the Company or any Subsidiary holds an interest in (whether or not Controlling).

“Call Notice” means written notice delivered in accordance with the terms set forth in Section 5.

“Call Option” means the Company’s call option pursuant to the terms and conditions set forth in Section 5.

“Called Securities” means vested Shares in respect of which a Calling Party has delivered a Call Option under Section 5.

“Calling Party” means the Company and/or its designees.

“Cause” means (a) “Cause” as defined in any Company Agreement, or (b) in the absence of any such definition, Holder’s (i) commission of a felony or a crime involving moral turpitude or commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (ii) substantial and repeated failure to perform duties of the office held by Holder as reasonably directed by the Company (other than as a result of Holder’s Disability), (iii) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or any of their customers, vendors or Service Providers, (iv) conduct which could reasonably be expected to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (v) material breach of any Company Agreement and/or (f) material failure to observe policies or standards regarding employment practices (including non-discrimination and sexual harassment policies) as approved by the Company from time to time.

“Client” means any person, firm, company or other undertaking who is a client of any Group Company or Business Interests and with whom the Manager dealt to a material extent during the Relevant Period.

“Closing” means the closing of a purchase of vested Shares pursuant to the terms and conditions set forth in Section 5.

“Company Agreement” means any employment agreement, consulting agreement, offer letter, non-competition, non-solicitation, confidentiality, intellectual property or other restrictive covenant agreement or any other similar agreement between Holder and the Company or any of its Subsidiaries.

“Competing Business” means any business in the Territory which competes with any business carried on by the Company, any Subsidiary or any Business Interests, in which the Holder was materially involved at any time during the Relevant Period.

“Confidential Information” information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any Subsidiary for the time being confidential to the Company or any Subsidiary and trade secrets including, without limitation, technical data and know-how relating to the business of the Company, any Subsidiary or any of their business contacts, including in particular (by way of illustration only and without limitation) any contracts between the Company and/or any Subsidiary and any of their business partners, rate filings overseen by the Company and/or any Subsidiary or its managing general agencies, underwriting data, any other general non-public information shared by managing general agency partners with the Company or any Subsidiary, and details of reinsurance schemes.

“Control” means, in respect of any Person, the power to manage or govern such Person, or to appoint the managing and governing bodies of such Person or a majority of the members thereof, whether through the ownership of voting securities, by contract or otherwise (in such respect, a limited partnership shall be deemed to be Controlled by its general partner).

“Data” means Holder’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Options, Option Shares or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in Holder’s favor.

“Disability” means the disability of Holder caused by any physical or mental injury, illness or incapacity as a result of which Holder is, or is reasonably expected to be, unable to effectively perform the essential functions of Holder’s duties for a substantially continuous period of more than 120 days or for any 180 days (whether or not continuous) within a 365 day period, as determined by the Committee in good faith.

“Fair Market Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the cash proceeds that the holder of such Called Securities would be entitled to receive following a hypothetical sale (and such hypothetical sale shall be deemed as between a willing vendor and a willing purchaser of all of the issued Shares in the open market by arm’s length private treaty for cash payable in full on completion), as at the date of delivery of the Call Notice as agreed between the Board and the Holder within thirty (30) days of the delivery of the Call Notice.

“Good Leaver” means Holder ceases being a Service Provider under circumstances that do not cause Holder to be or become a Bad Leaver.

“Good Leaver Call Option Price” means, with respect to the Holder’s Called Securities, an aggregate amount equal to the Fair Market Value of such Called Securities, net of any applicable withholding tax.

“Group” means the Company and its Subsidiaries, and Group Company shall be construed accordingly.

“Intellectual Property” means any discovery, formula, trade secret, invention, innovation, improvement, development, method of doing business, process, program, design, analysis, drawing, report, data, software, firmware, logo, device, method, product or any similar or related information, any copyrightable work or any proprietary information.

“IRS” means the U.S. Internal Revenue Service.

“Key Employee” means any person employed or engaged by the Company or any Subsidiary or Business Interests for which the Holder was required to perform duties at any time during the Relevant Period in a senior sales, marketing, operations, underwriting, IT or executive management role or whose gross annual remuneration or fees (or, if part-time, the full-time equivalent) at the Termination Date was £50,000 or more (or the equivalent in any other currency as converted at the Termination Date) and with whom the Holder had material dealings.

“Option Shares” means any Shares acquired upon the exercise of any part of the option granted under this Option Agreement.

“Original Value” means, with respect to any Called Securities in connection with the exercise of the Call Option, the actual amount of consideration paid to the Company for such Called Securities at the time of exercise of this Option.

“Promised Interest” means any oral or written promise to grant any Options or Option Shares, or any other equity or equity-related interest in the Company or any Subsidiary, including, but not limited to any promise set forth in an offer letter or other agreement with a Subsidiary and/or related oral discussions.

“Prospective Client” means any person, firm, company or other undertaking with whom or which, at any time during the Relevant Period, the Company or any Subsidiary or Business Interests was in discussion with a view to providing goods or services, and in which discussions the Holder was involved (other than on a minimal basis) or of which discussions the Holder had knowledge or about which discussions the Holder had access to Confidential Information.

“Relevant Period” means the period of 12 months ending with the Termination Date.

“Restricted Goods or Services” means goods or services of the same type as, or similar to, goods and/or services supplied by the Company or any Subsidiary or Business Interests (i) at the Termination Date, or (ii) at any time during the Relevant Period.

“Required Tax Payment” means such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes and social insurance contributions with respect to any Option exercise, disposition of the Option or disposition of Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” means providing services to the Company or any of its Subsidiaries as an employee, consultant or director.

“Supplier” means any person, firm, company or other undertaking who or which provides goods or services (other than utilities or administration-related supplies) to the Company or any Subsidiary or Business Interests and with whom the Holder dealt to a material extent at any time during the Relevant Period.

“Termination Date” means the date on which the service of the Manager as an employee of or consultant to the Company or any of its Subsidiaries (based on the terms of his or her employment or service agreement) actually terminates for whatever reason.

“Termination Event” means (i) the Holder is no longer employed or engaged (directly or indirectly) in any manner with the Company or any Subsidiary or Affiliate thereof for any reason other than retirement after the attainment of at least age 65 and the completion of at least five years of service with the Company or any Affiliate or termination by the Company or any Affiliate without Cause (or has given or received notice that such employment or engagement is or will be terminated for any reason other than retirement or termination by the Company or any Affiliate without Cause), or (ii) any Option Shares held by the Holder are transferred (or the Company determines, in its sole discretion, acting reasonably, that such Option Shares are reasonably likely to be transferred) to any Person by reason of the death or bankruptcy of the Holder or otherwise by operation of law, regulation, directive, court order, governmental authority decision, requirement or administrative practice.

“Territory” means any country in which at the Termination Date the Company or any Subsidiary or Business Interests carried on business and continues to carry on business.

“Third Party Information” means confidential or proprietary information received by the Company or a Subsidiary from any of its direct or indirect securityholders, Affiliates and/or another third party.

Option Subject to Acceptance of Agreement:

This Option shall be null and void unless Holder shall accept this Option Agreement by executing this Option Agreement in the space provided below and returning an original execution copy of this Option Agreement to the Company within fifteen (15) days after the date that this Option Agreement is first made available to Holder for execution.

II. AGREEMENT

1. Grant of Option. The Committee hereby grants to the Holder an option (the “Option”) to purchase the number of Shares set forth in the Notice of Share Option Grant, at the exercise price per Share set forth in the Notice of Share Option Grant (the “Exercise Price”), subject to the terms and conditions of this Option Agreement and of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Share Option Grant as an Incentive Share Option (“ISO”), this Option is intended to qualify as an “incentive Share option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a non-qualified Share Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Committee, the Company or any Subsidiary or any of their respective employees or directors have any liability to Holder (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Share Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A hereto (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Committee may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. As a condition to exercise this Option, Holder must sign any documents reasonably required of a shareholder at or prior to the time of exercise, including, but not limited to, any then in effect lock-up agreement, voting agreement or co-sale agreement. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding, and any other required documents signed by Holder.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all applicable laws. Assuming such compliance, for income tax purposes Shares shall be considered transferred to Holder on the date on which the Option is exercised with respect to such Shares.

3. Holder’s Representations. In the event the Shares are not registered under the Securities Act at the time all or any portion of this Option is exercised, Holder shall, concurrently with such exercise, deliver to the Company a statement of such investment representations as the Company may require.

4. Restrictive Covenants.

(a) Generally. The Holder undertakes to the Group that he or she will not, without the prior written consent of the Company or a Subsidiary, on his or her own behalf or on behalf of, or in conjunction with, any company, firm or other person:

(i) for a period of twenty four (24) months from the Termination Date, be engaged, interested or concerned whether as principal, agent, representative, partner, director, employee, joint venture, investor, consultant or any other capacity in any Competing Business, except that the Holder may hold up to 5% of any class or securities of any company listed or dealt in on a recognized investment exchange; or

(ii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business: (A) be involved with the provision of goods or services to, or otherwise have any business dealings with any Client in relation to Restricted Goods or Services; or (B) be involved with the provision of goods or services to, or otherwise have any business dealings with any Prospective Client in relation to Restricted Goods or Services; or

(iii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, entice or solicit, or endeavor to entice or solicit, any Client to provide custom or business in relation to Restricted Goods or Services; or

(iv) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, entice or solicit, or endeavor to entice or solicit, any Prospective Client to provide custom or business in relation to Restricted Goods or Services; or

(v) for a period of twenty four (24) months from the Termination Date be directly involved in the employment of any Key Employee with a view to such Key Employee working for or providing services to a Competing Business; or

(vi) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Key Employee away from any Group Company, with a view to such Key Employee working for or providing services to a Competing Business; or

(vii) for a period of twenty four (24) months from the Termination Date, entice or solicit, or endeavor to entice or solicit, any Supplier away from any Group Company, with a view to such Supplier providing goods or services to a Competing Business; or

(viii) for a period of twenty four (24) months from the Termination Date, on behalf of a Competing Business, have any business dealings with any Supplier; or

(ix) at any time after the Termination Date, represent himself as connected with the Company or any Subsidiary in any capacity, other than as a former employee, director or (if that is the case) shareholder, or use any registered business names or trading names associated with the Company or any Subsidiary.

(b) Non-Disparagement. Whether during or after the term of the Holder’s service as an employee of or consultant to the Company or any Subsidiary, the Holder shall not disparage, defame or discredit any member of the Group or any of its direct or indirect securityholders or Affiliates, nor shall the Holder interfere with or disrupt the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates, or engage in any activity which would have the effect of interfering with or disrupting the business activities of any member of the Group or any of its direct or indirect securityholders or Affiliates; provided, however, that nothing in this subsection (b) or elsewhere in this Agreement shall prevent the Holder from engaging in “whistle-blowing” or other activities expressly protected by applicable law, to the extent so protected.

(c) Intellectual Property. In the event that during the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries the Holder generates, authors, conceives, develops, acquires, makes, reduces to practice or contributes to any Intellectual Property in connection with his or her service as an employee of or a consultant to the Company or any of its Subsidiaries, the Holder acknowledges that such Intellectual Property shall be the exclusive property of the Company and its Subsidiaries and the Holder hereby irrevocably waives any right he or she may have to be identified of the owner of Intellectual Property or otherwise obtain any benefit in relation thereto. Notwithstanding the foregoing, the Holder shall (to the extent permitted by law) take all reasonable steps and give all declarations reasonably required or requested by the Company or such Subsidiary to assign the Holder’s entire right, title and interest in and to all Intellectual Property to the Company or its relevant Subsidiary. The Holder acknowledges that the Holder does not now nor has the Holder ever owned, nor has the Holder ever made, any materials prior to the commencement of the Holder’s service as an employee of or consultant to the Company or its Subsidiaries that relate to the Company’s and/or its Subsidiaries’ actual or anticipated business, research and development or existing or planned future products or services.

(d) Third Party Information. The Holder understands that the Company and its Subsidiaries will receive Third Party Information subject to a duty on the Company’s and/or its Subsidiaries’ part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries and thereafter, the Holder has held and will hold Third Party Information in the strictest confidence and has not disclosed and will not disclose to anyone (other than personnel and consultants of the Company and its Subsidiaries who need to know such information in connection with their work for the Company or any of its Subsidiaries) or use, except in connection with the Holder’s work for the Company or any of its Subsidiaries, Third Party Information, unless expressly authorized by the Company and/or its Subsidiaries in writing or expressly permitted by law.

(e) Trade Secrets. During the Holder’s service as an employee of or consultant to the Company or any of its Subsidiaries, the Holder has not improperly used or disclosed and will not improperly use or disclose any trade secrets or other Confidential Information, if any, of any former employers or any other person to whom the Holder has an obligation of confidentiality, and will not bring onto the premises of the Company or any of its Subsidiaries any unpublished documents or any property belonging to any former employer or any other person to whom the Holder has an obligation of confidentiality unless consented to in writing by the former employer or person. The Holder will use in the performance of the Holder’s duties only information which is (i) generally known and used by persons with training and experience comparable to the Holder’s and which is (x) common knowledge in the industry, or (y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company or any of its Subsidiaries, or (iii) in the case of materials, property or information belonging to any former employer or other person to whom the Holder has an obligation of confidentiality, approved for such use in writing by such former employer or person. Furthermore, the Holder acknowledges that in the course of the Holder’s engagement with or service as an employee of the Company or its Subsidiaries that the Holder may become familiar with the Company’s or another member of the Group’s or its Business Interests’ trade secrets and that the Holder has and will become familiar with the Confidential Information concerning the Company and the other members of the Group or its Business Interests and that the Holder’s services are and will be of special, unique and extraordinary value to the Company and/or its Subsidiaries.

(f) Reasonableness. The Holder acknowledges that the terms of this Section 4 are reasonable and necessary for the protection of the Company, its Subsidiaries, Affiliates and Business Interests and are an essential inducement to the Company’s issuance of the Option Shares to the Holder. Accordingly, the Holder shall be bound by the provisions hereof to the maximum extent permitted by applicable law, it being the intent and spirit of the Parties that the terms of this Section 4 be fully enforceable. However, the Parties further agree that, if any of the provisions of this Section 4 shall for any reason be held to be excessively broad as to duration, geographical scope, property or subject matter, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall herein pertain.

(g) Unique Nature of Services. The Holder acknowledges that the services to be rendered by the Holder to the Company and/or its Subsidiaries and Business Interests are of a unique nature and that it would be difficult or impossible to replace such services and that by reason thereof the Holder agrees and consents that if the Holder violates the provisions of this Section 4, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall, to the extent permitted by applicable law, be entitled to seek an injunction to be issued or specific performance to be required restricting the Holder from committing or continuing any such violation without the need to establish irreparable damages to its rights.

(h) Garden Leave. In the event that the Group exercises any rights it has, if relevant under applicable law, to put the Holder on garden leave pursuant to his or her relevant employment or service agreement, the duration of the restrictions in Section 4(a)(i) to 4(a)(viii) above shall be reduced by any period of time spent by the Holder on garden leave immediately prior to the date on which the employment of the Holder (on the terms of his or her employment or service agreement) terminates.

5. Call Option. In a Termination Event occurs, the Option Shares held by the Holder will be subject to purchase by a Calling Party, and on the understanding that, in each case, such Option Shares shall be held by the Calling Party for re-allocation in accordance with Section 5(f)) at its election (without obligation) pursuant to the terms and conditions set forth in this Section 5.

(a) Good Leaver. If the Holder is determined to be a Good Leaver in connection with a Termination Event, then on or after such Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Good Leaver Call Option Price.

(b) Bad Leaver. If the Holder is determined to be a Bad Leaver in connection with a Termination Event, then on or after the Termination Date the Calling Party shall have the right at its election (but not the obligation) to purchase the Holder’s vested Option Shares acquired pursuant to this Agreement at a price equal to the Bad Leaver Call Option Price.

(c) Procedures. No later than one hundred eighty (180) days following the Holder’s Termination Date, the Calling Party may elect to purchase the Holder’s vested Option Shares or any portion thereof by delivering a Call Notice to the Holder, setting forth the number of Called Securities to be purchased, the aggregate consideration to be paid for such Called Securities and the time and place of the closing of such purchase. For the avoidance of doubt, the Calling Party may unilaterally retract and re-serve a Call Notice at any time until Closing, in the event that the Holder is categorized a Good Leaver, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to the Termination Date which would (had such act, omission or circumstances been known at the time of service of the Call Notice) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably.

(d) Closing. The Closing will take place on the date designated by the Calling Party in the Call Notice, which date shall not be more than sixty (60) days after the delivery of such notice. The Calling Party will pay for the Called Securities to be purchased pursuant to the Call Option by delivery of a cheque or cheques payable to or a wire transfer or transfers of immediately available funds to the Holder; provided that the Calling Party shall be permitted to reduce payments to the Holder hereunder by the aggregate of all amounts due to the Company or any of its Subsidiaries or Affiliates by the Holder. The Calling Party will receive the following representations and warranties from the Holder regarding the purchase of the Called Securities: (i) identity; (ii) due authority to execute; (iii) binding obligation / non-contravention of laws and contracts; (iv) good title, free and clear of all liens, claims and other encumbrances; (v) solvency; (vi) subject to Section 5(f), acknowledgement of sufficient consideration in connection with the Call Option (for the avoidance of doubt, once agreed or settled and due to be paid pursuant to this Section 5(d); and (vii) waiver of claims in respect of the Called Securities (and for the avoidance of doubt, excluding claims in connection with the Holder’s employment or service agreement (as applicable)). In the event that the Holder is categorized a Good Leaver at the time of Closing, but has carried out any act or omission or the Group becomes aware of any circumstances in relation to the period prior to Closing which would (had such act, omission or circumstances been known at the time of Closing) have resulted in such Holder being categorized as a Bad Leaver, as determined by the Board acting in good faith and reasonably, within 10 business days following service of notice of such determination by the Board, the Holder undertakes to transfer immediately available funds of an amount equal to the difference between the Good Leaver Call Option Price and the Bad Leaver Call Option Price to the Calling Party (and the notice from the Board shall specify the amount of such difference in price and wire instructions for payment to be made to the Calling Party).

(e) Transfer of Called Securities. At or at any time following the Closing, the Calling Party shall be required to transfer the Called Securities at the direction of the Board to new or existing Holders, or the Company shall hold such Called Securities in reserve for future grants to new or existing Holders from time to time.

(f) Release of Accounts. At Closing, the Board shall (i) release and pay to the Company any unvested distributions with respect to the Option Shares, and (ii) release and pay to the Holder any vested but unpaid distributions with respect to the Called Securities, in each case as determined by the Board.

6. Other Agreements. As a condition to the settlement of any award, the Holder agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any lock-up agreement, voting agreement or co-sale agreement applicable with respect to the Shares under such award. The Holder may continue to hold Shares acquired pursuant to this Option Agreement after the termination of the Holder’s service with the Company and its Subsidiaries.

7. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following or a combination thereof at the election of Holder, if and to the extent permitted by the Committee in its sole discretion:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program if and to the extent adopted by the Company in its sole and absolute discretion; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, but only if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

8. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

9. Non-Transferability of Option. This Option may not be transferred or pledged in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by Holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Share Option Grant, and may be exercised during such term only in accordance with the terms of the Plan and this Option Agreement.

11. Tax Obligations.

(a) Tax Withholding. Holder agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Holder) for all Required Tax Payments. Holder acknowledges and agrees that the Company may, in its discretion, refuse to honor any exercise of the Option, refuse to deliver the Shares in respect of any such exercise or deduct Required Tax Payments from any amount then or thereafter payable by the Company to Holder if any Required Tax Payments are not delivered at or prior to the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Holder herein is an ISO, and if Holder sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Holder shall immediately notify the Company in writing of such disposition. Holder acknowledges that in such event, Holder may be subject to income tax withholding by the Company on the compensation income recognized by Holder.

(c) Section 409A and Section 457A of the Code. Under Section 409A of the Code, an option granted with an exercise price that is determined by the IRS to be less than the Fair Market Value on the date of grant (a “discount option”) or that covers other than “service recipient stock” (as defined under Section 409A of the Code) may be considered “deferred compensation.” An Option that is a discount option or that covers other than service recipient stock may result in (i) income recognition by Holder prior to the exercise of the Option, (ii) an additional twenty percent (20%) Federal income tax, and (iii) potential penalty and interest charges. The Option may also result in additional state income, penalty and interest charges to Holder. Holder acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant or that the Shares covered by this Option will be classified as service recipient stock in a later examination. Holder agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant or covers other than service recipient stock, Holder shall be solely responsible for Holder’s costs related to such a determination. Further, Holder agrees that if the IRS determines that the Option is deferred compensation subject to, and within the meaning of, Section 457A of the Code, Holder shall be solely responsible for Holder’s costs related to such a determination.

12. Personal Data. The Company may process Holder’s personal data, and shall do so in accordance with, and for the purposes set out in: (i) the Company’s Employee Privacy Notice, which can be obtained from the Board; and (ii) this Option Agreement. Holder understands and acknowledges that the Company, Holder’s employer and the Company’s other Affiliates hold certain personal information regarding Holder for the purpose of managing and administering this Option Agreement, including (without limitation) any Data. Holder further understands and acknowledges that the Company and/or its Affiliates will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Holder’s participation in this Option Agreement and that the Company and/or any Affiliate may each further transfer Data to any third party assisting the Company in the implementation, administration and management of this Option Agreement. Holder understands and acknowledges that the recipients of Data may be located in the United States or elsewhere.

13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company (and/or the Subsidiary employing or retaining Holder) and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

14. No Guarantee of Continued Service. HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING HOLDER) TO TERMINATE HOLDER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

In addition to the provisions set out in Section 5.10 of the Plan, the following terms shall apply in relation to the Holder and the Option.

(a) The rights and obligations of the Holder under the terms of his or her office or employment with the Company or any Group Company shall not be affected by the Holder’s participation under the Plan.

(b) The value of any benefit realized under the Plan by the Holder shall not be taken into account in determining any pension or similar entitlements.

(c) The Holder shall have no rights to compensation or damages on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from termination of office or employment with, or notice to terminate office or employment given by or to, any Group Company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused, and however compensation or damages are claimed.

(d) The Holder shall have no rights to compensation or damages from any Group Company on account of any loss in respect of the Option or the Plan where this loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Group Company, or the transfer of any business from a Group Company to any person that is not a Group Company.

(e) This exclusion of liability shall apply however the change of status of the relevant Group Company, or the transfer of the relevant business, is caused, and however compensation or damages are claimed.

(f) The grant of the Option does not confer on the Holder any right to receive any further awards under the Plan at any time.

(g) Holder acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option, subject to all of the terms and provisions thereof. Holder has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all terms and conditions of the Option. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option Agreement. Holder further agrees to notify the Company upon any change in the residence address indicated below.

(h) By Holder’s signature below, Holder acknowledges and agrees that the grant of this Option is in full satisfaction of any Promised Interest. Accordingly, Holder hereby irrevocably and unconditionally releases and forever discharges the Company and any Subsidiary, and any successors, assigns, directors, officers, employees, consultants, agents, representatives, members, shareholders and affiliates of the Company and any Subsidiary, from any obligation to issue any securities of the Company or any Subsidiary or any other compensation in respect of the Promised Interest and from all any and all claims, liabilities or obligations, whether now existing or hereafter arising, which in any way relate to or arise out of the Promised Interest.

(i) Holder acknowledges that Holder has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Address	Title

EXHIBIT A

ACCELERANT HOLDINGS

SHARE INCENTIVE PLAN

EXERCISE NOTICE

Accelerant Holdings

Attention: Share Administration

1. Exercise of Option. Effective as of today, , the undersigned (“Holder”) hereby elects to exercise Holder’s option (the “Option”) to purchase [__] Common Shares (“Shares”) of Accelerant Holdings (the “Company”) under and pursuant to the Accelerant Holdings Share Incentive Plan (the “Plan”) and the Share Option Agreement dated __________, ____ (the “Option Agreement”). Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan or the Option Agreement.

2. Delivery of Payment. Holder herewith delivers to the Company the full exercise price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option. As a condition to exercise, Holder also agrees to sign any documents reasonably required of a shareholder, including, but not limited to, any voting agreement, any co-sale agreement and any lock-up agreement applicable with respect to the Shares.

3. Representations of Holder. Holder acknowledges that Holder has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry in the register of shareholders, or on the books of the Company or of a duly authorized transfer agent of the Company), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Holder as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as otherwise expressly provided in the Plan.

5. Tax Consultation. Holder understands that Holder may suffer adverse tax consequences as a result of Holder’s purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Holder understands and agrees that the Company may cause any applicable legends to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or Federal or non-U.S. securities laws.

(b) Stop-Transfer Notices. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books or in the register of shareholders any Options or Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan, the Option Agreement or this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Holder forthwith to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof, and may not be modified adversely to Holder’s interest except by means of a writing signed by the Company and Holder.

Submitted by:	Accepted by:
HOLDER	ACCELERANT HOLDINGS

Signature	By:

Printed Name:	Printed Name

Title

Address	Address

Date Received: